Exhibit 99.1

UnionBanCal Corporation Reports 21.7% Increase in Second Quarter Operating Earnings Per Share

     SAN FRANCISCO--(BUSINESS WIRE)--July 20, 2004--UnionBanCal Corporation (NYSE:UB) today reported second quarter 2004 net income of $231.1 million, or $1.54 per diluted common share. The Company earned $144.8 million, or $0.96 per diluted common share, in the second quarter of 2003.
     Second quarter 2004 operating earnings were $168.6 million, or $1.12 per diluted common share, compared with $139.1 million, or $0.92 per diluted common share, for second quarter 2003. Operating earnings increased 21.2 percent, while operating earnings per diluted common share increased 21.7 percent. Operating earnings for second quarter 2004 exclude an after-tax gain of $57.3 million on the sale of the Company's merchant card portfolio, and an after-tax gain of $5.3 million on the sale of real property. Operating earnings for second quarter 2003 exclude an after-tax gain of $5.7 million on the redemption of a Mexican Brady Bond, an after-tax write-off of $2.7 million for certain leasehold improvements, and a tax refund of $2.7 million resulting from the settlement of several tax issues with the IRS.
     Compared with first quarter 2004, operating earnings increased $11.1 million, or 7.0 percent, and operating earnings per diluted common share increased 6.7 percent. Net income and operating earnings were equivalent for first quarter 2004.
     "Business momentum continued to be very solid in the second quarter," stated Norimichi Kanari, President and Chief Executive Officer. "The 21.7 percent increase in operating earnings per share was driven by strong noninterest income and further improvement in credit quality. In addition, we generated sequential quarter commercial loan growth for the first time in many quarters, and continued to generate strong core deposit growth. The combination of strong earnings growth and effective capital management generated a return on average stockholders' equity on an operating earnings basis of 17.2 percent, in the second quarter. This is an improvement of three percentage points compared to the 14.2 percent return generated a year earlier."
     Kanari continued, "During the course of the last three months, we announced three strategic transactions that tighten our business focus and position the Company for future growth. In May, we entered into a definitive agreement to acquire the business portfolio of CNA Trust Company, which specializes in the delivery of retirement plan services. With this acquisition, expected to close in the third quarter, Union Bank is expected to rank 25th nationally based on the number of retirement plans serviced. On May 31, we completed the sale of our merchant card portfolio to NOVA Information Systems and formed a long-term marketing alliance with NOVA, under which NOVA will provide processing services, customer service and support operations to Union Bank's merchant card customers. Finally, on July 2, we announced that we will acquire Jackson Federal Bank, which operates 14 branches in Southern California. As of June 30, 2004, Jackson Federal Bank had $1.2 billion in loans and $1.1 billion in deposits. We expect this acquisition to be accretive to our 2005 GAAP earnings per share.
     "Our ability to generate capital at attractive rates also permits us to return more capital to our shareholders. In April, we announced a 16.1 percent increase in our common stock dividend, bringing our annual dividend rate to $1.44 per share. At the same time, we announced a $200 million extension of our share repurchase program," concluded Kanari.

     Second Quarter Total Revenue

     For second quarter 2004, total revenue (taxable-equivalent net interest income plus noninterest income) on an operating basis was $630.1 million, an increase of $49.6 million, or 8.5 percent, compared with second quarter 2003. Net interest income increased 3.7 percent, and noninterest income on an operating basis increased 18.2 percent. Compared with first quarter 2004, total revenue on an operating basis was $17.7 million, or 2.9 percent, higher with net interest income flat, and noninterest income on an operating basis increasing
8.7 percent.

     Second Quarter Net Interest Income (Taxable-equivalent)

     Net interest income was $400.7 million in second quarter 2004, up $14.2 million from the same quarter a year ago. Volume gains in earning assets and deposits were partially offset by the effects of the lower interest rate environment and a shift in the mix of earning assets. Average earning assets grew $4.3 billion, or 11.9 percent, primarily due to a $4.0 billion, or 52.3 percent, increase in average securities and a $321 million, or 1.2 percent, increase in average loans. Average residential mortgages increased $1.0 billion, or 15.0 percent, and average commercial mortgages increased $153 million, or 3.7 percent. While average commercial loans grew on a sequential quarter basis, they declined $940 million, or 9.4 percent, year-over-year, due to a decline in volumes throughout 2003 and the first quarter of 2004. Average noninterest bearing deposits increased $3.3 billion, or 21.8 percent, including a $496 million increase in title and escrow deposits. Average noninterest bearing deposits represented 48.4 percent of total deposits, up from 46.1 percent in the same quarter a year ago. The annualized average all-in cost of funds was just
0.42 percent, reflecting the Company's high deposit to loan ratio of 140.9 percent and the high proportion of noninterest bearing deposits to total deposits.
     Due to the lower interest rate environment compared with second quarter 2003, the average yield on earning assets of $40.4 billion declined 48 basis points year-over-year, while the average rate on interest bearing liabilities of $21.4 billion fell 30 basis points. The net interest margin in second quarter 2004 was 3.98 percent, compared with 4.29 percent in second quarter 2003.
     On a sequential quarter basis, net interest income was flat. Average earning assets increased $1.5 billion, or 3.8 percent, due to an increase in average loans of $697 million, or 2.7 percent, an increase in average money market assets of $430 million, or 43.2 percent, and an increase in average securities of $303 million, or 2.6 percent. Average commercial loans increased $213 million, or 2.4 percent, primarily due to improving loan demand. Average residential mortgages increased $269 million, or 3.6 percent. Average noninterest bearing deposits increased $1.6 billion, or 9.3 percent, including an $854 million, or 33.0 percent, increase in title and escrow deposits. The net interest margin declined 16 basis points to 3.98 percent.

     Second Quarter Noninterest Income

     In second quarter 2004, noninterest income on an operating basis was $229 million, up $35 million, or 18.2 percent, from the same quarter a year ago. Second quarter 2004 noninterest income on an operating basis excludes a $93.0 million gain on the sale of the Company's merchant card portfolio, and an $8.5 million gain on the sale of real property. Second quarter 2003 noninterest income on an operating basis excludes a $9.0 million gain on the redemption of a Mexican Brady Bond. Noninterest income on an operating basis represented 36.4 percent of total revenue on an operating basis in the quarter, up from 33.4 percent during the same period last year. Service charges on deposit accounts increased $12 million, or 15.5 percent, primarily due to higher overdraft and account analysis fees, and higher deposit volumes. Trust and investment management fees increased 11.0 percent, primarily due to an increase in trust assets. Insurance commissions increased 16.4 percent, primarily due to organic growth and the December 2003 acquisition of Knight Insurance Agency. Card processing fees, net, increased $6 million, primarily due to the second quarter sale of the Company's merchant card portfolio. Historically, the Company received and recorded merchant card revenue on a one-month lag, while the related interchange expense was recorded in the month incurred. The May 31 sale of the merchant card portfolio consequently resulted in the recognition of three months of revenue, but only two months of interchange expense, in the second quarter. Included in second quarter 2004 other noninterest income was an additional $3.7 million insurance recovery in final settlement of the Company's losses related to the World Trade Center terrorist attacks of September 11, 2001.
     Noninterest income on an operating basis increased $18 million, or 8.7 percent, on a sequential quarter basis. Service charges on deposit accounts increased $9 million, or 11.0 percent, primarily due to higher overdraft and account analysis fees, and higher deposit volumes. Insurance commissions decreased $3 million, or 14.2 percent, primarily due to normal seasonal factors.

     Second Quarter Noninterest Expense

     Noninterest expense on an operating basis for second quarter 2004 was $376 million, an increase of $30 million, or 8.5 percent, over second quarter 2003. Noninterest expense on an operating basis for second quarter 2003 excludes a $4.2 million write-off of certain leasehold improvements. Salaries and employee benefits expense increased $19 million, or 9.4 percent, primarily due to higher employee count associated with acquisitions and de novo branch openings, annual merit increases, higher performance-related incentive expense, and higher pension expense. Net occupancy expense increased 12.2 percent, primarily due to acquisitions and de novo branch openings. Intangible asset amortization expense was $4.5 million, an increase of $1.3 million compared with prior year, due to recent acquisitions.
     Compared with first quarter 2004, noninterest expense increased $3 million, or 0.9 percent.

     Income Tax Expense

     Income tax expense on an operating basis for second quarter 2004 was $94.3 million. The effective tax rate for second quarter 2004 was 35.9 percent, compared with an effective tax rate of 33.2 percent for second quarter 2003. Second quarter 2003 operating income tax expense of $69.1 million excludes a $2.7 million income tax refund. The increase in the effective tax rate was due to higher California state income taxes and lower low-income housing tax credits in 2004.

     Year-To-Date Results

     Total revenue on an operating basis was $1.2 billion in the first six months of 2004, an increase of $85 million, or 7.3 percent, compared with 2003. Net interest income increased 3.1 percent, and noninterest income on an operating basis increased 16.0 percent.
     Net interest income was $802 million in the first half of 2004, a $24 million, or 3.1 percent, increase from prior year. The positive effect of higher volumes of earning assets and noninterest bearing demand deposits was partially offset by the adverse effect of the lower interest rate environment in 2004, and a shift in the mix of earning assets. Compared with prior year, net interest margin declined 34 basis points, to 4.07 percent.
     Noninterest income on an operating basis in the first half of 2004 was $441 million, an increase of $61 million, or 16.0 percent, over the same period in 2003. Service charges on deposits increased $21 million, or 13.9 percent, primarily due to higher overdraft and account analysis fees, and higher deposit volumes. Trust and investment management fees increased $7 million, or 10.3 percent, primarily due to increased trust assets. Insurance commissions increased $11 million, or 38.1 percent, due to two insurance brokerage acquisitions and organic growth.
     For the first half of 2004, noninterest expense on an operating basis increased $60 million, or 8.7 percent, over the first half of 2003. Salaries and employee benefits expense increased $40 million, or 10.1 percent, primarily due to higher employee count associated with recent acquisitions and de novo branch openings, merit increases, higher performance-related incentive expense, higher pension expense and higher employer tax expense. Intangible asset amortization expense was $9 million, an increase of $3 million compared with prior year, due to recent acquisitions.

     Credit Quality

     Nonperforming assets at June 30, 2004, were $184 million, or 0.40 percent of total assets. This compares with $263 million, or 0.57 percent of total assets at March 31, 2004, and $380 million, or 0.89 percent of total assets, at June 30, 2003. Nonperforming assets declined 30.0 percent during second quarter, and 51.6 percent during the past year.
     In second quarter 2004, the provision for credit losses was negative $10 million, reflecting further improvement in the credit quality of the loan portfolio. In first quarter 2004, the provision for credit losses was negative $5 million, and in second quarter 2003, the provision was $25 million. Net loans charged off in second quarter 2004 were $10 million, compared with $13 million in first quarter 2004, and $53 million in second quarter 2003.
     At June 30, 2004, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 1.82 percent and 281.6 percent, respectively. These ratios were 2.00 percent and 203.0 percent, respectively, at March 31, 2004, and 2.17 percent and 147.1 percent, respectively, at June 30, 2003.

     Balance Sheet and Capital Ratios

     At June 30, 2004, the Company had total assets of $46.3 billion and total deposits of $39.4 billion. Total stockholders' equity was $4.0 billion and the tangible equity ratio was 7.88 percent. Book value per share was $26.98, up 4.6 percent from a year earlier. The Company's Tier I and total risk based capital ratios at June 30, 2004, were 10.46 percent and 13.06 percent, respectively.

     Stock Repurchases

     During second quarter 2004, the Company repurchased 210,000 shares of common stock at an average price of $55.31 per share. At June 30, 2004, the Company had authority from its Board of Directors to repurchase an additional $246 million of common stock.
     Common shares outstanding at June 30, 2004, were 147.8 million, a decrease of 2.1 million shares, or 1.4 percent, from one year earlier.

     Third Quarter/Full Year 2004 Earnings Per Share Guidance

     The Company currently estimates that third quarter 2004 fully diluted earnings per share will be in the range of $1.07 to $1.12. Full year 2004 fully diluted operating earnings per share are estimated to be in the range of $4.25 to $4.45.

     Use of Non-GAAP Financial Measures

     This press release contains certain references to operating earnings, and other financial measures identified as being stated on "an operating basis" or qualified by the word "operating," that include adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Operating earnings, as used herein, differs from net income reported under GAAP in that operating earnings excludes unusual or non-recurring charges, losses, credits or gains. Similarly, other financial measures that are identified herein as being stated on "an operating basis" or qualified by the word "operating" exclude these unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items and their impact on the Company's performance are difficult to predict, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For a detailed reconciliation of data presented on an operating basis to GAAP financial measures, please refer to Exhibits 5 and 6 accompanying this press release.

     Recent Event

     On July 2, 2004, UnionBanCal Corporation announced its intention to acquire Jackson Federal Bank, a wholly-owned subsidiary of Jackson National Life (JNL). The securities offered to JNL have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Forward-Looking Statements

     The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations, and global political and general economic conditions. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

     Conference Call and Webcast

     The Company will conduct a conference call to review second quarter results at 8:30 AM PDT (11:30 AM EDT) on July 21, 2004. Interested parties calling from locations within the United States should call 888-428-4479 (651-291-0900 from outside the United States) 10 minutes prior to the beginning of the conference.
     A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
     A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM PDT (3:00 PM EDT), July 21, through 11:59 PM PDT, July 28 (2:59 AM EDT, July 29). The reservation number for this playback is 735733.
     Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $46.3 billion at June 30, 2004. Its primary subsidiary, Union Bank of California, N.A., had 297 banking offices in California, 4 banking offices in Oregon and Washington and 21 international facilities, at June 30, 2004.


                    UnionBanCal Corporation and Subsidiaries
                        Financial Highlights (Unaudited)

On a Reported Earnings Basis:    As of and for the Three Months Ended
------------------------------- --------------------------------------
(Dollars in thousands, except     June 30,     March 31,    June 30,
 per share data)                   2003         2004         2004
------------------------------- ------------ ------------ ------------
Results of operations:

Net interest income(1)             $386,422     $401,223     $400,661
Noninterest income                  203,171      211,205      331,010
                                ------------ ------------ ------------
Total revenue                       589,593      612,428      731,671
Noninterest expense                 351,004      373,106      376,402
(Reversal of) provision for
 credit losses                       25,000       (5,000)     (10,000)
                                ------------ ------------ ------------
Income before income taxes(1)       213,589      244,322      365,269
Taxable-equivalent adjustment           645          802          803
Income tax expense                   68,186       86,033      133,369
                                ------------ ------------ ------------
Net income                         $144,758     $157,487     $231,097
                                ============ ============ ============
Per common share:

Net income-basic                      $0.96        $1.07        $1.56
Net income-diluted                     0.96         1.05         1.54
Dividends(2)                           0.31         0.31         0.36
Book value (end of period)            25.79        27.12        26.98
Common shares outstanding (end
 of period)                     149,993,652  147,474,843  147,845,160
Weighted average common shares
 outstanding - basic            150,046,659  147,400,298  147,687,350
Weighted average common shares
 outstanding - diluted          151,489,337  149,952,021  150,183,938

Balance sheet (end of period):

Total assets                    $42,668,834  $46,102,177  $46,295,831
Total loans                      25,668,660   26,036,305   27,594,271
Nonaccrual loans                    379,487      256,741      178,062
Nonperforming assets                379,758      262,894      183,913
Total deposits                   35,365,260   39,005,555   39,367,911
Junior subordinated debt                  -       16,243       16,017
Trust preferred securities          360,166            -            -
Stockholders' equity              3,868,959    3,999,061    3,988,676

Balance sheet (period average):

Total assets                    $39,776,349  $43,051,127  $44,611,351
Total loans                      26,517,316   26,141,856   26,838,622
Earning assets                   36,074,488   38,876,228   40,351,016
Total deposits                   32,587,173   35,939,525   37,810,048
Stockholders' equity              3,919,276    3,949,888    3,933,788

Financial ratios:

Return on average assets(3)            1.46%        1.47%        2.08%
Return on average stockholders'
 equity(3)                            14.81%       16.04%       23.63%
Efficiency ratio(4)                   59.53%       60.84%       51.44%
Net interest margin(1)                 4.29%        4.14%        3.98%
Dividend payout ratio                 32.29%       28.97%       23.08%
Tangible equity ratio                  8.59%        7.92%        7.88%
Tier 1 risk-based capital ratio(5)    11.44%       10.29%       10.46%
Total risk-based capital ratio(5)     13.06%       13.06%       13.06%
Leverage ratio(5)                      9.63%        8.24%        8.36%
Allowance for credit losses to
 total loans                           2.17%        2.00%        1.82%
Allowance for credit losses to
 nonaccrual loans                    147.11%      202.97%      281.60%
Net loans charged off to
 average total loans(3)                0.80%        0.19%        0.15%
Nonperforming assets to total
 loans, foreclosed assets, and
 distressed loans held for sale        1.48%        1.01%        0.67%
Nonperforming assets to total
 assets                                0.89%        0.57%        0.40%

On an Operating Earnings Basis:
-------------------------------
Selected financial data on an operating earnings basis (see bottom of exhibit 5 for non-recurring items):

Operating earnings per common
 share - basic                        $0.93        $1.07        $1.14
Operating earnings per common
 share - diluted                      $0.92        $1.05        $1.12
Operating return on average
 assets(3)                             1.40%        1.47%        1.52%
Operating return on average
 stockholders' equity(3)              14.23%       16.04%       17.24%
Operating efficiency ratio(4)         59.73%       60.84%       59.73%
Operating dividend payout ratio       33.33%       28.97%       31.58%
----------------------------------------------------------------------

                                                    Percent Change to
On a Reported Earnings Basis:                      June 30, 2004 from
------------------------------------------------- --------------------
                                                   June 30,  March 31,
(Dollars in thousands, except per share data)        2003       2004
------------------------------------------------- --------- ----------
Results of operations:

Net interest income(1)                                3.68%    (0.14%)
Noninterest income                                   62.92%     56.72%
Total revenue                                        24.10%     19.47%
Noninterest expense                                   7.24%      0.88%
(Reversal of) provision for credit losses              nm      100.00%
Income before income taxes(1)                        71.01%     49.50%
Taxable-equivalent adjustment                        24.50%      0.12%
Income tax expense                                   95.60%     55.02%
Net income                                           59.64%     46.74%

Per common share:

Net income-basic                                     62.50%     45.79%
Net income-diluted                                   60.42%     46.67%
Dividends(2)                                         16.13%     16.13%
Book value (end of period)                            4.61%    (0.52%)
Common shares outstanding (end of period)           (1.43%)      0.25%
Weighted average common shares outstanding -
 basic                                              (1.57%)      0.19%
Weighted average common shares outstanding -
 diluted                                            (0.86%)      0.15%

Balance sheet (end of period):

Total assets                                          8.50%      0.42%
Total loans                                           7.50%      5.98%
Nonaccrual loans                                   (53.08%)   (30.65%)
Nonperforming assets                               (51.57%)   (30.04%)
Total deposits                                       11.32%      0.93%
Junior subordinated debt                              nm       (1.39%)
Trust preferred securities                        (100.00%)      0.00%
Stockholders' equity                                  3.09%    (0.26%)

Balance sheet (period average):

Total assets                                         12.16%      3.62%
Total loans                                           1.21%      2.67%
Earning assets                                       11.85%      3.79%
Total deposits                                       16.03%      5.20%
Stockholders' equity                                  0.37%    (0.41%)
-------------------------------------------------
(1) Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal Corporation's common stock outstanding as of the declaration date.
(3) Annualized.
(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.
(5) Estimated as of June 30, 2004.

nm = not meaningful

                               Exhibit 1



               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)

On a Reported Earnings      As of and for the       Percent Change to
 Basis:                      Six Months Ended       June 30, 2004 from
------------------------ ------------------------- -------------------
(Dollars in thousands,     June 30,     June 30,        June 30,
 except per share data)      2003         2004            2003
------------------------ ------------ ------------ -------------------
Results of operations:

Net interest income(1)      $777,826     $801,884         3.09%
Noninterest income           388,942      542,215        39.41%
                         ------------ ------------
Total revenue              1,166,768    1,344,099        15.20%
Noninterest expense          693,604      749,508         8.06%
(Reversal of) provision                                    nm
 for credit losses            55,000      (15,000)
                         ------------ ------------
Income before income
 taxes(1)                    418,164      609,591        45.78%
Taxable-equivalent
 adjustment                    1,269        1,605        26.48%
Income tax expense           136,620      219,402        60.59%
                         ------------ ------------
Net income                  $280,275     $388,584        38.64%
                         ============ ============

Per common share:

Net income-basic               $1.86        $2.63        41.40%
Net income-diluted              1.85         2.59        40.00%
Dividends(2)                    0.59         0.67        13.56%
Book value (end of
 period)                       25.79        26.98         4.61%
Common shares
 outstanding (end of
 period)                 149,993,652  147,845,160        (1.43%)
Weighted average common
 shares outstanding -
 basic                   150,329,939  147,543,824        (1.85%)
Weighted average common
 shares outstanding -
 diluted                 151,746,328  149,991,567        (1.16%)

Balance sheet (end of period):

Total assets             $42,668,834  $46,295,831         8.50%
Total loans               25,668,660   27,594,271         7.50%
Nonaccrual loans             379,487      178,062       (53.08%)
Nonperforming assets         379,758      183,913       (51.57%)
Total deposits            35,365,260   39,367,911        11.32%
Junior subordinated debt           -       16,017          nm
Trust preferred
 securities                  360,166            -       (100.00%)
Stockholders' equity       3,868,959    3,988,676         3.09%

Balance sheet (period average):

Total assets             $39,066,221  $43,831,266        12.20%
Total loans               26,619,618   26,490,239        (0.49%)
Earning assets            35,454,075   39,613,622        11.73%
Total deposits            31,836,948   36,874,787        15.82%
Stockholders' equity       3,896,909    3,941,855         1.15%

Financial ratios:

Return on average assets(3)     1.45%        1.78%
Return on average
 stockholders' equity(3)       14.50%       19.82%
Efficiency ratio(4)            59.44%       55.72%
Net interest margin(1)          4.41%        4.07%
Dividend payout ratio          31.72%       25.48%
Tangible equity ratio           8.59%        7.88%
Tier 1 risk-based
 capital ratio(5)              11.44%       10.46%
Total risk-based capital
 ratio(5)                      13.06%       13.06%
Leverage ratio(5)               9.63%        8.36%
Allowance for credit
 losses to total loans          2.17%        1.82%
Allowance for credit
 losses to nonaccrual
 loans                        147.11%      281.60%
Net loans charged off to
 average total loans(3)         0.80%        0.17%
Nonperforming assets to
 total loans, foreclosed
 assets, and distressed
 loans held for sale            1.48%        0.67%
Nonperforming assets to
 total assets                   0.89%        0.40%

On an Operating Earnings Basis:
------------------------
Selected financial data on an operating earnings basis (see bottom of exhibit 6 for non-recurring items):

Operating earnings per
 common share (basic)          $1.83        $2.21
Operating earnings per
 common share (diluted)        $1.81        $2.17
Operating return on
 average assets(3)              1.42%        1.50%
Operating return on
 average stockholders'
 equity(3)                     14.21%       16.64%
Operating efficiency
 ratio(4)                      59.54%       60.28%
Operating dividend
 payout ratio                  32.24%       30.32%
---------------------------------------------------
(1) Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal Corporation's common stock outstanding as of the declaration date.
(3) Annualized.
(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.
(5) Estimated as of June 30, 2004.

nm = not meaningful

                               Exhibit 2



               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                    On a Reported  Earnings Basis

                              For the                  For the
                         Three Months Ended        Six Months Ended
(Amounts in         ----------------------------- -------------------
 thousands, except   June 30,  March 31, June 30,       June 30,
 per share data)       2003      2004      2004      2003      2004
-------------------- --------- --------- --------- --------- ---------
Interest Income
  Loans              $355,199  $335,611  $328,647  $718,438  $664,258
  Securities           78,357   106,328   108,570   158,550   214,898
  Interest bearing
   deposits in banks    1,130       908     1,121     2,092     2,029
  Federal funds sold
   and securities
   purchased under
   resale agreements    4,001     1,959     2,928     5,678     4,887
  Trading account
   assets                 981       595       883     1,938     1,478
                     --------- --------- --------- --------- ---------
    Total interest
     income           439,668   445,401   442,149   886,696   887,550
                     --------- --------- --------- --------- ---------
Interest Expense
  Domestic deposits    40,217    33,610    32,123    81,788    65,733
  Foreign deposits      2,811     2,132     2,761     6,017     4,893
  Federal funds
   purchased and
   securities sold
   under repurchase
   agreements             747       681       552     2,074     1,233
  Commercial paper      2,946     1,135     1,051     5,674     2,186
  Medium and long-
   term debt            1,818     3,139     3,693     3,684     6,832
  Preferred
   securities and
   trust notes          3,652     2,181       130     7,323     2,311
  Other borrowed
   funds                1,055     1,300     1,178     2,310     2,478
                     --------- --------- --------- --------- ---------
    Total interest
     expense           53,246    44,178    41,488   108,870    85,666
                     --------- --------- --------- --------- ---------

Net Interest Income   386,422   401,223   400,661   777,826   801,884
  (Reversal of)
   provision for
   credit losses       25,000    (5,000)  (10,000)   55,000   (15,000)
                     --------- --------- --------- --------- ---------
    Net interest
     income after
     (reversal of)
     provision for
     credit losses    361,422   406,223   410,661   722,826   816,884
                     --------- --------- --------- --------- ---------
Noninterest Income
  Service charges on
   deposit accounts    77,942    81,096    90,031   150,229   171,127
  Trust and
   investment
   management fees     33,141    35,822    36,788    65,816    72,610
  Insurance
   commissions         16,024    21,735    18,652    29,242    40,387
  International
   commissions and
   fees                16,856    17,545    18,102    32,201    35,647
  Card processing
   fees, net            9,340     8,792    15,456    19,022    24,248
  Foreign exchange
   gains, net           6,958     8,344     8,294    13,892    16,638
  Brokerage
   commissions and
   fees                 8,412     8,297     8,023    17,066    16,320
  Merchant banking
   fees                 6,191     7,467     7,714    12,209    15,181
  Securities gains
   (losses), net        9,660     1,622        (4)    9,660     1,618
  Other                18,647    20,485   127,954    39,605   148,439
                     --------- --------- --------- --------- ---------
    Total
     noninterest
     income           203,171   211,205   331,010   388,942   542,215
                     --------- --------- --------- --------- ---------
Noninterest Expense
  Salaries and
   employee benefits  198,929   219,423   217,597   397,036   437,020
  Net occupancy        32,866    31,582    32,173    60,502    63,755
  Equipment            16,354    17,271    16,883    33,025    34,154
  Communications       13,354    13,410    13,035    27,198    26,445
  Software             10,849    12,995    12,908    22,925    25,903
  Professional
   services            13,566    11,303    10,290    25,580    21,593
  Foreclosed asset
   expense                  -       519        17        51       536
  Other                65,086    66,603    73,499   127,287   140,102
                     --------- --------- --------- --------- ---------
    Total
     noninterest
     expense          351,004   373,106   376,402   693,604   749,508
                     --------- --------- --------- --------- ---------

  Income before
   income taxes       213,589   244,322   365,269   418,164   609,591
  Taxable-equivalent
   adjustment             645       802       803     1,269     1,605
  Income tax expense   68,186    86,033   133,369   136,620   219,402

                     --------- --------- --------- --------- ---------
Net Income           $144,758  $157,487  $231,097  $280,275  $388,584
                     ========= ========= ========= ========= =========

Net income per
 common share -
 basic                  $0.96     $1.07     $1.56     $1.86     $2.63
                     ========= ========= ========= ========= =========
Net income per
 common share -
 diluted                $0.96     $1.05     $1.54     $1.85     $2.59
                     ========= ========= ========= ========= =========
Weighted average
 common shares
 outstanding - basic  150,047   147,400   147,687   150,330   147,544
                     ========= ========= ========= ========= =========
Weighted average
 common shares
 outstanding -
 diluted              151,489   149,952   150,184   151,746   149,992
                     ========= ========= ========= ========= =========


                               Exhibit 3


               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                  On an Operating Earnings Basis (1)
                  ----------------------------------


                             For the Three              For the Six
                             Months Ended              Months Ended
                    -----------------------------  -------------------
                     June 30,  March 31,  June 30,       June 30,
(Amounts in
 thousands, except
 per share data)       2003      2004       2004      2003     2004
                    ---------- --------- --------- --------- ---------
Interest Income
 Loans               $355,199  $335,611  $328,647  $718,438  $664,258
 Securities            78,357   106,328   108,570   158,550   214,898
 Interest bearing
  deposits in banks     1,130       908     1,121     2,092     2,029
 Federal funds sold
  and securities
  purchased under
  resale agreements     4,001     1,959     2,928     5,678     4,887
 Trading account
  assets                  981       595       883     1,938     1,478
                    ---------- --------- --------- --------- ---------
    Total interest
     income           439,668   445,401   442,149   886,696   887,550
                    ---------- --------- --------- --------- ---------

Interest Expense
 Domestic deposits     40,217    33,610    32,123    81,788    65,733
 Foreign deposits       2,811     2,132     2,761     6,017     4,893
 Federal funds
  purchased and
  securities sold
  under repurchase
  agreements              747       681       552     2,074     1,233
 Commercial paper       2,946     1,135     1,051     5,674     2,186
 Medium and
  long-term debt        1,818     3,139     3,693     3,684     6,832
 Preferred
  securities and
  trust notes           3,652     2,181       130     7,323     2,311
 Other borrowed
  funds                 1,055     1,300     1,178     2,310     2,478
                    ---------- --------- --------- --------- ---------
    Total interest
     expense           53,246    44,178    41,488   108,870    85,666
                    ---------- --------- --------- --------- ---------

Net Interest Income   386,422   401,223   400,661   777,826   801,884
 (Reversal of)
  provision for
  credit losses        25,000    (5,000)  (10,000)   55,000   (15,000)
                    ---------- --------- --------- --------- ---------
    Net interest
     income after
     (reversal of)
     provision for
     credit losses    361,422   406,223   410,661   722,826   816,884
                    ---------- --------- --------- --------- ---------

Noninterest Income
 Service charges on
  deposit accounts     77,942    81,096    90,031   150,229   171,127
 Trust and
  investment
  management fees      33,141    35,822    36,788    65,816    72,610
 Insurance
  commissions          16,024    21,735    18,652    29,242    40,387
 International
  commissions and
  fees                 16,856    17,545    18,102    32,201    35,647
 Card processing
  fees, net             9,340     8,792    15,456    19,022    24,248
 Foreign exchange
  gains, net            6,958     8,344     8,294    13,892    16,638
 Brokerage
  commissions
  and fees              8,412     8,297     8,023    17,066    16,320
 Merchant banking
  fees                  6,191     7,467     7,714    12,209    15,181
 Securities gains
  (losses), net           647     1,622        (4)      647     1,618
 Other                 18,647    20,485    26,419    39,605    46,904
                    ---------- --------- --------- --------- ---------
    Total
     noninterest
     income           194,158   211,205   229,475   379,929   440,680
                    ---------- --------- --------- --------- ---------

Noninterest Expense
 Salaries and
  employee benefits   198,929   219,423   217,597   397,036   437,020
 Net occupancy         28,666    31,582    32,173    56,302    63,755
 Equipment             16,354    17,271    16,883    33,025    34,154
 Communications        13,354    13,410    13,035    27,198    26,445
 Software              10,849    12,995    12,908    22,925    25,903
 Professional
  services             13,566    11,303    10,290    25,580    21,593
 Foreclosed asset
  expense                  --       519        17        51       536
 Other                 65,086    66,603    73,499   127,287   140,102
                    ---------- --------- --------- --------- ---------
    Total
     noninterest
     expense          346,804   373,106   376,402   689,404   749,508
                    ---------- --------- --------- --------- ---------

 Income before
  income taxes        208,776   244,322   263,734   413,351   508,056
 Taxable-equivalent
  adjustment              645       802       803     1,269     1,605
 Income tax
  expense              69,072    86,033    94,345   137,506   180,378

                    ---------- --------- --------- --------- ---------
Net operating
 earnings            $139,059  $157,487  $168,586  $274,576  $326,073
                    ========== ========= ========= ========= =========

Net operating
 earnings per
 common share
 - basic             $   0.93  $   1.07  $   1.14  $   1.83  $   2.21
                    ========== ========= ========= ========= =========
Net operating
 earnings per
 common share
 - diluted           $   0.92  $   1.05  $   1.12  $   1.81  $   2.17
                    ========== ========= ========= ========= =========
Weighted average
 common shares
 outstanding
 - basic              150,047   147,400   147,687   150,330   147,544
                    ========== ========= ========= ========= =========
Weighted average
 common shares
 outstanding
 - diluted            151,489   149,952   150,184   151,746   149,992
                    ========== ========= ========= ========= =========


(1) See exhibits 5 and 6 for reconciliations of 'reported earnings' to 'operating earnings'


                               Exhibit 4



               UnionBanCal Corporation and Subsidiaries
              Condensed Consolidated Statements of Income
                      (Unaudited) Reconciliations
                      (Taxable-Equivalent Basis)


       Reported Earnings Reconciliation to Operating Earnings
      -------------------------------------------------------


                                  June 30, 2003
                        ----------------------------------------------
                                   Non-recurring
(Amounts in thousands,   Reported    Items       Operating   Reported
 except per share data)
----------------------  ---------- ------------- ---------  ----------

Net Interest Income      $386,422     $  --       $386,422   $401,223
  (Reversal of)
   provision for
   credit losses           25,000        --         25,000     (5,000)
                        ---------- ------------- ---------  ----------
  Net interest income
   after (reversal of)
   provision for
   credit losses          361,422        --        361,422    406,223
                        ---------- ------------- ---------  ----------

Noninterest Income
  Securities gains
   (losses), net (1)        9,660    (9,013)           647      1,622
  Other (3) (4)            18,647        --         18,647     20,485
  All other (no
   adjustments)           174,864        --        174,864    189,098
                        ---------- ------------- ---------  ----------
     Total noninterest
      income              203,171    (9,013)       194,158    211,205
                        ---------- ------------- ---------  ----------

Noninterest Expense
  Net Occupancy (2)        32,866    (4,200)        28,666     31,582
  All other (no
   adjustments)           318,138        --        318,138    341,524
                        ---------- ------------- ---------  ----------
     Total noninterest
      expense             351,004    (4,200)       346,804    373,106
                        ---------- ------------- ---------  ----------

  Income/Operating
   earnings before
   income taxes           213,589    (4,813)       208,776    244,322
  Taxable-equivalent
   adjustment                 645        --            645        802
  Income tax expense
   (5) (6)                 68,186       886         69,072     86,033

                        ---------- ------------- ---------  ----------
Net Income/Operating
 Earnings                $144,758   $(5,699)      $139,059   $157,487
                        ========== ============= =========  ==========

Net income/Operating
 earnings per common
 share - basic              $0.96    $(0.03)         $0.93      $1.07
                        ========== ============= =========  ==========
Net income/Operating
 earnings per common
 share - diluted            $0.96    $(0.04)         $0.92      $1.05
                        ========== ============= =========  ==========
Weighted average
 common shares
 outstanding - basic      150,047                  150,047    147,400
                        ==========               =========  ==========
Weighted average
 common shares
 outstanding - diluted    151,489                  151,489    149,952
                        ==========               =========  ==========




Reported Net Income      $144,758                            $157,487
                        ----------------------------------------------

Non-recurring Items

(1) Gain on the early
     call of a Mexican
     Brady bond (2nd
     quarter 2003)         (9,013)                                 --
(2) Write-off of
     leasehold
     improvements
     (2nd quarter 2003)     4,200                                  --
(3) Gain on sale of
     real property
     (2nd quarter 2004)        --                                  --
(4) Gain on sale of
     Merchant Card
     Portfolio (2nd
     quarter 2004)             --                                  --
(5) Tax impact of
     items listed
     above (1)(2)(3)(4)     1,766                                  --
(6) Reduction in
     income tax due to
     IRS Audit wrap up
     (2nd quarter 2003)    (2,652)                                 --

                        ----------------------------------------------
Net Operating
 Earnings                $139,059                            $157,487
                        ==============================================



               UnionBanCal Corporation and Subsidiaries
              Condensed Consolidated Statements of Income
                      (Unaudited) Reconciliations
                      (Taxable-Equivalent Basis)

       Reported Earnings Reconciliation to Operating Earnings
      -------------------------------------------------------

                    For the Three Months Ended
                  ----------------------------------------------------
                    March 31,                      June 30,
                      2004                          2004
                  --------------------- ------------------------------
                  Non-recurring                  Non-recurring
(Amounts in         Items                           Items
 thousands, except
 per share data)             Operating   Reported           Operating
-----------------  -------- ----------- ---------- -------- ----------

Net Interest Income   $ --    $401,223    $400,661   $  --   $400,661
  (Reversal of)
   provision for
   credit losses        --      (5,000)  (10,000)       --    (10,000)
                   -------- ----------- ---------- -------- ----------
  Net interest
   income after
   (reversal of)
   provision for
   credit losses        --     406,223   410,661        --    410,661
                   ----------- --------- --------- --------- ---------

Noninterest Income
  Securities gains
   (losses), net (1)    --       1,622        (4)       --        (4)
  Other (3) (4)         --      20,485   127,954  (101,535)    26,419
  All other (no
   adjustments)         --     189,098   203,060        --    203,060
                   ----------- --------- --------- --------- ---------
    Total
     noninterest
     income             --     211,205   331,010  (101,535)   229,475
                   ----------- --------- --------- --------- ---------

Noninterest Expense
  Net Occupancy (2)     --      31,582    32,173        --     32,173
  All other (no
   adjustments)         --     341,524   344,229        --    344,229
                   ----------- --------- --------- --------- ---------
    Total
     noninterest
     expense            --     373,106   376,402        --    376,402
                   ----------- --------- --------- --------- ---------

  Income/Operating
   earnings before
   income taxes         --     244,322   365,269  (101,535)    263,734
  Taxable-equivalent
   adjustment           --         802       803        --         803
  Income tax
   expense (5) (6)      --      86,033   133,369   (39,024)    94,345

                   ----------- --------- --------- --------- ---------
Net Income/Operating
 Earnings              $--    $157,487  $231,097  $(62,511)  $168,586
                   =========== ========= ========= ========= =========

Net income/Operating
 earnings per common
 share - basic         $--       $1.07     $1.56    $(0.42)     $1.14
                   =========== ========= ========= ========= =========
Net income/Operating
 earnings per common
 share - diluted       $--       $1.05     $1.54    $(0.42)     $1.12
                   =========== ========= ========= ========= =========
Weighted average
 common shares
 outstanding -
 basic                         147,400   147,687              147,687
                               ========= =========           =========
Weighted average
 common shares
 outstanding -
 diluted                       149,952   150,184              150,184
                               ========= =========           =========




Reported Net Income                     $231,097
                   ---------------------------------------------------

Non-recurring Items

(1) Gain on the
    early call of a
    Mexican Brady
    bond (2nd
    quarter 2003)                             --
(2) Write-off of
    leasehold
    improvements
    (2nd quarter
     2003)                                    --
(3) Gain on sale of
    real property
    (2nd quarter
    2004)                                 (8,535)
(4) Gain on sale of
    Merchant Card
    Portfolio (2nd
    quarter 2004)                        (93,000)
(5) Tax impact of
    items listed
    above (1)(2)(3)(4)                    39,024
(6) Reduction in
    income tax due
    to IRS Audit
    wrap up (2nd
    quarter 2003)                             --

                   ---------------------------------------------------
Net Operating
 Earnings                               $168,586
                   ===================================================


                               Exhibit 5



               UnionBanCal Corporation and Subsidiaries
              Condensed Consolidated Statements of Income
                      (Unaudited) Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
      ---------------------------------------------------------

                                      For the Six Months Ended
                                   -----------------------------------
                                            June 30, 2003
                                   -----------------------------------
(Amounts in thousands, except                Non-recurring
 per share data)                   Reported     Items       Operating
---------------------------------- --------- -------------  ----------

Net Interest Income                 $777,826    $  --        $777,826
  (Reversal of) provision for
   credit losses                      55,000       --          55,000
                                   --------- -------------  ----------
  Net interest income after
   (reversal of) provision for
   credit losses                     722,826       --         722,826
                                   --------- -------------  ----------

Noninterest Income
  Securities gains, net (1)            9,660   (9,013)            647
  Other (3) (4)                       39,605       --          39,605
  All other (no adjustments)         339,677       --         339,677
                                   --------- -------------  ----------
    Total noninterest income         388,942   (9,013)        379,929
                                   --------- -------------  ----------

Noninterest Expense
  Net occupancy (2)                   60,502   (4,200)         56,302

  All other (no adjustments)         633,102       --         633,102
                                   --------- -------------  ----------
    Total noninterest expense        693,604   (4,200)        689,404
                                   --------- -------------  ----------

  Income/Operating earnings before
   income taxes                      418,164   (4,813)        413,351
  Taxable-equivalent adjustment        1,269       --           1,269
  Income tax expense (5) (6)         136,620      886         137,506

                                   --------- -------------  ----------
Net Income/Operating Earnings       $280,275  $(5,699)       $274,576
                                   ========= =============  ==========

Net income/Operating earnings per
 common share - basic                  $1.86   $(0.03)          $1.83
                                   ========= =============  ==========
Net income/Operating earnings per
 common share - diluted                $1.85   $(0.04)          $1.81
                                   ========= =============  ==========
Weighted average common shares
 outstanding - basic                 150,330                  150,330
                                   =========                ==========
Weighted average common shares
 outstanding - diluted               151,746                  151,746
                                   =========                ==========




Reported Net Income                 $280,275
                                   -----------------------------------

Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                             (9,013)
(2) Write-off of leasehold
    improvements (2nd quarter 2003)    4,200
(3) Gain on sale of real property
    (2nd quarter 2004)                    --
(4) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)          --
(5) Tax impact of items listed
    above (1)(2)(3)(4)                 1,766
(6) Reduction in income tax due to
    IRS Audit wrap up (2nd quarter
    2003)                             (2,652)

                                   -----------------------------------
Net Operating Earnings              $274,576
                                   ===================================



               UnionBanCal Corporation and Subsidiaries
              Condensed Consolidated Statements of Income
                      (Unaudited) Reconciliations
                      (Taxable-Equivalent Basis)

       Reported Earnings Reconciliation to Operating Earnings
      -------------------------------------------------------


                                        ------------------------------
                                         June 30, 2004
                                        ------------------------------

(Amounts in thousands, except                Non-recurring
 per share data)                    Reported      Items      Operating
---------------------------------- --------- -------------  ----------

Net Interest Income                 $801,884        $--      $801,884
  (Reversal of) provision for
   credit losses                     (15,000)        --       (15,000)
                                   --------- -------------  ----------
  Net interest income after
   (reversal of) provision for
   credit losses                     816,884         --       816,884
                                   --------- -------------  ----------

Noninterest Income
  Securities gains, net (1)            1,618         --         1,618
  Other (3) (4)                      148,439   (101,535)       46,904
  All other (no adjustments)         392,158         --       392,158
                                   --------- -------------  ----------
    Total noninterest income         542,215   (101,535)      440,680
                                   --------- -------------  ----------

Noninterest Expense
  Net occupancy (2)                   63,755         --        63,755

  All other (no adjustments)         685,753         --       685,753
                                   --------- -------------  ----------
    Total noninterest expense        749,508         --       749,508
                                   --------- -------------  ----------

  Income/Operating earnings before
   income taxes                      609,591   (101,535)      508,056
  Taxable-equivalent adjustment        1,605         --         1,605
  Income tax expense (5) (6)         219,402    (39,024)      180,378

                                   --------- -------------  ----------
Net Income/Operating Earnings       $388,584   $(62,511)     $326,073
                                   ========= =============  ==========

Net income/Operating earnings per
 common share - basic                  $2.63     $(0.42)        $2.21
                                   ========= =============  ==========
Net income/Operating earnings per
 common share - diluted                $2.59     $(0.42)        $2.17
                                   ========= =============  ==========
Weighted average common shares
 outstanding - basic                 147,544                  147,544
                                   =========                ==========
Weighted average common shares
 outstanding - diluted               149,992                  149,992
                                   =========                ==========




Reported Net Income                 $388,584
                                   -----------------------------------

Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                                 --
(2) Write-off of leasehold
    improvements (2nd quarter 2003)       --
(3) Gain on sale of real property
    (2nd quarter 2004)                (8,535)
(4) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)     (93,000)
(5) Tax impact of items listed
    above (1)(2)(3)(4)                39,024
(6) Reduction in income tax due to
    IRS Audit wrap up (2nd quarter
    2003)                                 --

                                   -----------------------------------
Net Operating Earnings              $326,073
                                   ===================================


                               Exhibit 6



               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets



                                (Unaudited)               (Unaudited)
                                  June 30,   December 31,   June 30,
(Dollars in thousands)             2003         2003         2004
------------------------------- ------------ ------------ ------------
Assets
Cash and due from banks          $3,096,509   $2,494,127   $2,287,708
Interest bearing deposits in
 banks                              212,746      235,158      630,451
Federal funds sold and
 securities purchased under
 resale agreements                1,624,552      769,720    1,156,650
                                ------------ ------------ ------------
      Total cash and cash
       equivalents                4,933,807    3,499,005    4,074,809
Trading account assets              387,928      252,929      307,334
Securities available for sale:
   Securities pledged as
    collateral                      154,961      106,560       77,532
   Held in portfolio              9,438,110   10,660,332   12,151,635
Loans (net of allowance for
 credit losses: June 30, 2003,
 $558,282; December 31, 2003,
 $532,970; June 30, 2004,
 $501,419)                       25,110,378   25,411,658   27,092,852
Due from customers on
 acceptances                         81,560       71,078       52,867
Premises and equipment, net         498,708      509,734      502,204
Intangible assets                    46,240       49,592       56,696
Goodwill                            178,591      226,556      315,356
Other assets                      1,838,551    1,711,023    1,664,546
                                ------------ ------------ ------------
      Total assets              $42,668,834  $42,498,467  $46,295,831
                                ============ ============ ============

Liabilities
Domestic deposits:
   Noninterest bearing          $17,198,024  $16,668,773  $19,255,245
   Interest bearing              16,494,167   17,146,858   17,982,340
Foreign deposits:
   Noninterest bearing              490,314      619,249      733,394
   Interest bearing               1,182,755    1,097,403    1,396,932
                                ------------ ------------ ------------
      Total deposits             35,365,260   35,532,283   39,367,911
Federal funds purchased and
 securities sold under
 repurchase agreements              337,785      280,968      294,597
Commercial paper                    835,268      542,270      552,038
Other borrowed funds                238,239      212,088      180,426
Acceptances outstanding              81,560       71,078       52,867
Other liabilities                 1,160,744      934,916    1,042,311
Medium and long-term debt           420,853      820,488      800,988
Junior subordinated debt
 payable to subsidiary grantor
 trust                                    -      363,940       16,017
UnionBanCal Corporation -
 obligated mandatorily
 redeemable preferred
 securities of subsidiary
 grantor trust                      360,166            -            -
                                ------------ ------------ ------------
      Total liabilities          38,799,875   38,758,031   42,307,155
                                ------------ ------------ ------------

Commitments and contingencies

Stockholders' Equity
Preferred stock:
   Authorized 5,000,000 shares,
    no shares issued or
    outstanding as of June 30,
    2003, December 31, 2003,
    and June 30, 2004                     -            -            -
Common stock, no stated value
 per share at June 30, 2003, and
 par value of $1 per share at
 December 31, 2003 and
 June 30, 2004 (1) :
   Authorized 300,000,000
    shares, issued 149,993,652
    shares as of June 30, 2003,
    146,000,156 shares as of
    December 31, 2003, and
    149,126,860 shares as of
    June 30, 2004                   894,979      146,000      149,127
Additional paid-in capital                -      555,156      712,255
Treasury stock - 242,000 shares
 as of December 31, 2003 and
 1,281,700 shares as of June 30,
 2004                                     -      (12,846)     (68,557)
Retained earnings                 2,783,314    2,999,884    3,289,676
Accumulated other comprehensive
 income (loss)                      190,666       52,242      (93,825)
                                ------------ ------------ ------------
      Total stockholders'
       equity                     3,868,959    3,740,436    3,988,676
                                ------------ ------------ ------------
      Total liabilities and
       stockholders' equity     $42,668,834  $42,498,467  $46,295,831
                                ============ ============ ============


(1) On September 30, 2003, UnionBanCal Corporation changed its state of incorporation from California to Delaware, establishing a par value of $1 per share common stock.

                               Exhibit 7


               UnionBanCal Corporation and Subsidiaries
                          Loans (Unaudited)

                                                     Percent Change to
                                                       June 30, 2004
                              Three Months Ended            from
                          -------------------------- -----------------
(Dollars in             June 30, March 31, June 30, June 30, March 31,
 millions)                2003      2004     2004       2003     2004
------------------------- -------- -------- -------- -------- --------
Loans (period average)
  Commercial, financial
   and industrial         $10,047   $8,894   $9,107   (9.36%)    2.39%
  Construction              1,192    1,102    1,060  (11.07%)  (3.81%)
  Mortgage -
   Commercial               4,180    4,367    4,333     3.66%  (0.78%)
  Mortgage -
   Residential              6,724    7,461    7,730    14.96%    3.61%
  Consumer                  2,032    2,057    2,117     4.18%    2.92%
  Lease financing             731      649      617  (15.60%)  (4.93%)
  Loans originated in
   foreign branches         1,600    1,609    1,871    16.94%   16.28%
                          -------- -------- --------
   Total loans held to
    maturity              $26,506  $26,139  $26,835     1.24%    2.66%
   Total loans held for
    sale                       11        3        4  (63.64%)   33.33%
                          -------- -------- --------

     Total loans          $26,517  $26,142  $26,839     1.21%    2.67%
                          ======== ======== ========

Nonperforming assets (period end)
  Nonaccrual loans:
   Commercial, financial
    and industrial           $274     $178     $111  (59.49%) (37.64%)
   Construction                 -        -        5     nm       nm
   Mortgage - Commercial       50       27       23  (54.00%) (14.81%)
   Lease                       53       51       37  (30.19%) (27.45%)
   Foreign                      3        1        2  (33.33%)  100.00%
                          -------- -------- --------
     Total nonaccrual
       loans                  380      257      178  (53.16%) (30.74%)
  Foreclosed assets             -        6        6     nm       0.00%
                          -------- -------- --------

      Total nonperforming
       assets                $380     $263     $184  (51.58%) (30.04%)
                          ======== ======== ========

  Loans 90 days or more
   past due and
   still accruing             $10       $7      $10     0.00%   42.86%
                          ======== ======== ========

Analysis of Allowance for
 Credit Losses
  Beginning balance          $586     $533     $521

  (Reversal of) provision
   for credit losses           25       (5)     (10)
  Foreign translation
   adjustment and other
   net additions
   (deductions) (1)             -        6        -

  Loans charged off:
   Commercial, financial
    and industrial            (51)     (20)     (21)
   Consumer                    (3)      (2)      (1)
   Lease financing            (13)       -       (2)
                          -------- -------- --------
     Total loans charged
      off                     (67)     (22)     (24)
                          -------- -------- --------

  Loans recovered:
   Commercial, financial
    and industrial             13        9       12
   Mortgage - Commercial        -        -        2
   Consumer                     1        -        -
                          -------- -------- --------
     Total loans
      recovered                14        9       14
                          -------- -------- --------
      Net loans charged-
       off                    (53)     (13)     (10)
                          -------- -------- --------

  Ending balance             $558     $521     $501
                          ======== ======== ========


(1) Includes a transfer of $6 million related to the Business Bancorp acquisition in the first quarter of 2004.

nm = not meaningful

                               Exhibit 8



               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)

                       For the Three Months Ended
----------------------------------------------------------------------

                                              June 30, 2003
                                   ---------------------------------
                                                   Interest   Average
                                      Average      Income/    Yield/
(Dollars in thousands)                Balance      Expense  Rate (1)
                                                      (1)       (2)
-----------------------------      -------------  --------------------
Assets
Loans: (3)
 Domestic                           $24,916,936   $346,204     5.63 %
 Foreign (4)                          1,600,380      8,995     2.28
Securities - taxable                  7,685,140     77,341     4.03
Securities - tax-exempt                  40,984      1,016     9.91
Interest bearing deposits in banks      221,004      1,130     2.05
Federal funds sold and
 securities purchased
 under resale agreements              1,276,224      4,001     1.26
Trading account assets                  333,820        981     1.18
                                   -------------  ---------
  Total earning assets               36,074,488    439,668     4.88
                                                  ---------
Allowance for credit losses            (585,597)
Cash and due from banks               2,099,440
Premises and equipment, net             509,372
Other assets                          1,678,646
                                   -------------
  Total assets                      $39,776,349
                                   =============
Liabilities
Domestic deposits:
 Interest bearing                    $9,928,211     18,799     0.76
 Savings and consumer time            3,871,674     11,277     1.17
 Large time                           2,532,971     10,141     1.61
Foreign deposits (4)                  1,224,201      2,811     0.92
                                   -------------  ---------
  Total interest bearing deposits    17,557,057     43,028     0.98
                                   -------------  ---------
Federal funds purchased and securities
 sold under repurchase agreements       333,415        747     0.90
Commercial paper                        995,048      2,946     1.19
Other borrowed funds                    138,074      1,055     3.06
Medium and long-term debt               399,745      1,818     1.82
Preferred securities and trust
 notes (5)                              351,553      3,652     4.16
                                   -------------  ---------
  Total borrowed funds                2,217,835     10,218     1.85
                                   -------------  ---------
  Total interest bearing
   liabilities                       19,774,892     53,246     1.08
                                                  ---------
Noninterest bearing deposits         15,030,116
Other liabilities                     1,052,065
                                   -------------
  Total liabilities                  35,857,073
Stockholders' Equity
Common equity                         3,919,276
                                   -------------
  Total stockholders' equity          3,919,276
                                   -------------
  Total liabilities and stockholders'
      equity                        $39,776,349
                                   =============
Net interest income/margin
  (taxable-equivalent basis)                       386,422     4.29  %
Less: taxable-equivalent adjustment                    645
                                                  ---------
  Net interest income                             $385,777
                                                  =========


                       For the Three Months Ended
----------------------------------------------------------------------

                                              March 31, 2004
                                     -------------------------------
                                                     Interest  Average
                                        Average      Income/   Yield/
(Dollars in thousands)                  Balance      Expense  Rate (1)
                                                        (1)      (2)
------------------------------       -------------- ------------------
Assets
Loans: (3)
 Domestic                              $24,532,402  $327,933   5.38 %
 Foreign (4)                             1,609,454     7,678   1.92
Securities - taxable                    11,396,654   104,993   3.69
Securities - tax-exempt                     65,813     1,335   8.11
Interest bearing deposits in banks         207,854       908   1.76
Federal funds sold and securities
 purchased under resale agreements         786,994     1,959   1.00
Trading account assets                     277,057       595   0.86
                                     -------------- ---------
  Total earning assets                  38,876,228   445,401   4.60
                                                    ---------
Allowance for credit losses               (534,226)
Cash and due from banks                  2,276,055
Premises and equipment, net                519,962
Other assets                             1,913,108
                                     --------------
  Total assets                         $43,051,127
                                     ==============
Liabilities
Domestic deposits:
 Interest bearing                      $11,390,393    16,556   0.58
 Savings and consumer time               4,136,695     8,719   0.85
 Large time                              2,432,602     8,335   1.38
Foreign deposits (4)                     1,227,223     2,132   0.70
                                     -------------- ---------
  Total interest bearing deposits       19,186,913    35,742   0.75
                                     -------------- ---------
Federal funds purchased and securities
 sold under repurchase agreements          395,466       681   0.69
Commercial paper                           542,853     1,135   0.84
Other borrowed funds                       187,829     1,300   2.78
Medium and long-term debt                  806,062     3,139   1.57
Preferred securities and trust notes (5)   203,022     2,181   4.30
                                     -------------- ---------
  Total borrowed funds                   2,135,232     8,436   1.59
                                     -------------- ---------
  Total interest bearing liabilities    21,322,145    44,178   0.83
                                                    ---------
Noninterest bearing deposits            16,752,612
Other liabilities                        1,026,482
                                     --------------
  Total liabilities                     39,101,239
Stockholders' Equity
Common equity                            3,949,888
                                     --------------
  Total stockholders' equity             3,949,888
                                     --------------
  Total liabilities and stockholders'
      equity                           $43,051,127
                                     ==============
Net interest income/margin
  (taxable-equivalent basis)                         401,223   4.14  %
Less: taxable-equivalent adjustment                      802
                                                    ---------
  Net interest income                               $400,421
                                                    =========


                       For the Three Months Ended
----------------------------------------------------------------------


                                              June 30, 2004
                                      --------------------------------
                                                     Interest  Average
                                        Average      Income/   Yield/
(Dollars in thousands)                  Balance      Expense  Rate (1)
                                                        (1)      (2)
----------------------------------   -------------- ------------------
Assets
Loans: (3)
 Domestic                              $24,967,825  $319,829    5.14 %
 Foreign (4)                             1,870,797     8,818    1.90
Securities - taxable                    11,696,096   107,146    3.66
Securities - tax-exempt                     69,654     1,424    8.18
Interest bearing deposits in banks         280,892     1,121    1.61
Federal funds sold and securities
 purchased under resale agreements       1,143,901     2,928    1.03
Trading account assets                     321,851       883    1.10
                                     -------------- ---------
  Total earning assets                  40,351,016   442,149    4.40
                                                    ---------
Allowance for credit losses               (525,435)
Cash and due from banks                  2,233,586
Premises and equipment, net                514,122
Other assets                             2,038,062
                                     --------------
  Total assets                         $44,611,351
                                     ==============
Liabilities
Domestic deposits:
 Interest bearing                      $11,498,339    16,198    0.57
 Savings and consumer time               4,225,435     8,540    0.81
 Large time                              2,298,403     7,385    1.29
Foreign deposits (4)                     1,476,450     2,761    0.75
                                     -------------- ---------
  Total interest bearing deposits       19,498,627    34,884    0.72
                                     -------------- ---------
Federal funds purchased and securities
 sold under repurchase agreements          344,416       552    0.64
Commercial paper                           517,333     1,051    0.82
Other borrowed funds                       176,449     1,178    2.69
Medium and long-term debt                  819,595     3,693    1.81
Preferred securities and trust notes (5)    16,119       130    3.23
                                     -------------- ---------
  Total borrowed funds                   1,873,912     6,604    1.42
                                     -------------- ---------
  Total interest bearing liabilities    21,372,539    41,488    0.78
                                                    ---------
Noninterest bearing deposits            18,311,421
Other liabilities                          993,603
                                     --------------
  Total liabilities                     40,677,563
Stockholders' Equity
Common equity                            3,933,788
                                     --------------
  Total stockholders' equity             3,933,788
                                     --------------
  Total liabilities and stockholders'
      equity                           $44,611,351
                                     ==============
Net interest income/margin
  (taxable-equivalent basis)                         400,661    3.98 %
Less: taxable-equivalent adjustment                      803
                                                    ---------
  Net interest income                               $399,858
                                                    =========

----------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Annualized
(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.
(5) Include interest expense for both trust preferred securities and trust notes.

                               Exhibit 9





               UnionBanCal Corporation and Subsidiaries
                   Net Interest Income (Unaudited)

                                         For the Six Months Ended
                                    ----------------------------------
                                              June 30, 2003
                                    ----------------------------------
                                                  Interest    Average
                                      Average     Income/     Yield/
(Dollars in thousands)                Balance    Expense(1) Rate(1)(2)
----------------------------------- ------------ ---------- ----------
Assets
Loans:(3)
 Domestic                           $25,051,062   $701,277       5.63%
 Foreign(4)                           1,568,556     17,161       2.21
Securities - taxable                  7,351,834    156,520       4.26
Securities - tax-exempt                  41,461      2,030       9.79
Interest bearing deposits in banks      212,266      2,092       1.99
Federal funds sold and securities
 purchased under resale agreements      908,213      5,678       1.26
Trading account assets                  320,683      1,938       1.22
                                    ------------ ----------
  Total earning assets               35,454,075    886,696       5.03
                                                 ----------
Allowance for credit losses            (594,370)
Cash and due from banks               2,097,220
Premises and equipment, net             508,175
Other assets                          1,601,121
                                    ------------
  Total assets                      $39,066,221
                                    ============
Liabilities
Domestic deposits:
 Interest bearing                    $9,648,251     37,608       0.79
 Savings and consumer time            3,845,754     23,593       1.24
 Large time                           2,473,968     20,587       1.68
Foreign deposits(4)                   1,303,747      6,017       0.93
                                    ------------ ----------
  Total interest bearing deposits    17,271,720     87,805       1.03
                                    ------------ ----------
Federal funds purchased and
 securities sold under repurchase
 agreements                             424,955      2,074       0.98
Commercial paper                        959,386      5,674       1.19
Other borrowed funds                    155,375      2,310       3.00
Medium and long-term debt               399,737      3,684       1.86
Preferred securities and trust
 notes(5)                               351,603      7,323       4.17
                                    ------------ ----------
 Total borrowed funds                 2,291,056     21,065       1.85
                                    ------------ ----------
 Total interest bearing liabilities  19,562,776    108,870       1.12
                                                 ----------
Noninterest bearing deposits         14,565,228
Other liabilities                     1,041,308
                                    ------------
 Total liabilities                   35,169,312
Stockholders' Equity
Common equity                         3,896,909
                                    ------------
 Total stockholders' equity           3,896,909
                                    ------------
 Total liabilities and
  stockholders' equity              $39,066,221
                                    ============
Net interest income/margin
 (taxable-equivalent basis)                        777,826       4.41%
Less: taxable-equivalent adjustment                  1,269
                                                 ----------
  Net interest income                             $776,557
                                                 ==========


                                         For the Six Months Ended
                                    ----------------------------------
                                              June 30, 2004
                                    ----------------------------------
                                                  Interest    Average
                                      Average     Income/     Yield/
(Dollars in thousands)                Balance    Expense(1) Rate(1)(2)
----------------------------------- ------------ ---------- ----------
Assets
Loans:(3)
 Domestic                           $24,750,113   $647,762       5.26%
 Foreign(4)                           1,740,126     16,496       1.91
Securities - taxable                 11,546,375    212,139       3.67
Securities - tax-exempt                  67,733      2,759       8.15
Interest bearing deposits in banks      244,373      2,029       1.67
Federal funds sold and securities
 purchased under resale agreements      965,448      4,887       1.02
Trading account assets                  299,454      1,478       0.99
                                    ------------ ----------
  Total earning assets               39,613,622    887,550       4.50
                                                 ----------
Allowance for credit losses            (529,803)
Cash and due from banks               2,254,820
Premises and equipment, net             517,042
Other assets                          1,975,585
                                    ------------
  Total assets                      $43,831,266
                                    ============
Liabilities
Domestic deposits:
 Interest bearing                   $11,444,366     32,755       0.58
 Savings and consumer time            4,181,065     17,258       0.83
 Large time                           2,365,502     15,720       1.34
Foreign deposits(4)                   1,351,837      4,893       0.73
                                    ------------ ----------
  Total interest bearing deposits    19,342,770     70,626       0.73
                                    ------------ ----------
Federal funds purchased and
 securities sold under repurchase
 agreements                             369,941      1,233       0.67
Commercial paper                        530,093      2,186       0.83
Other borrowed funds                    182,139      2,478       2.74
Medium and long-term debt               812,829      6,832       1.69
Preferred securities and trust
 notes(5)                               109,571      2,311       4.22
                                    ------------ ----------
 Total borrowed funds                 2,004,573     15,040       1.51
                                    ------------ ----------
 Total interest bearing liabilities  21,347,343     85,666       0.81
                                                 ----------
Noninterest bearing deposits         17,532,017
Other liabilities                     1,010,051
                                    ------------
 Total liabilities                   39,889,411
Stockholders' Equity
Common equity                         3,941,855
                                    ------------
 Total stockholders' equity           3,941,855
                                    ------------
 Total liabilities and
  stockholders' equity              $43,831,266
                                    ============
Net interest income/margin
 (taxable-equivalent basis)                        801,884       4.07%
Less: taxable-equivalent adjustment                  1,605
                                                 ----------
  Net interest income                             $800,279
                                                 ==========

-----------------------------------
(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2) Annualized
(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.
(5) Include interest expense for both trust preferred securities and trust notes.

                              Exhibit 10



               UnionBanCal Corporation and Subsidiaries

        On a Reported Earnings Basis (reference to exhibit 2)
        -----------------------------------------------------

                    Noninterest Income (Unaudited)

                                                  Percentage Change to
                   For the Three Months Ended      June 30, 2004 from
                 -------------------------------  --------------------
(Dollars in       June 30,  March 31,   June 30,   June 30,  March 31,
 thousands)         2003      2004       2004       2003      2004
---------------  --------- ---------- ----------  --------- ----------
Service charges
 on deposit
 accounts         $77,942    $81,096    $90,031      15.51%     11.02%
Trust and
 investment
 management fees   33,141     35,822     36,788      11.00       2.70
Insurance
 commissions       16,024     21,735     18,652      16.40     (14.18)
International
 commissions and
 fees              16,856     17,545     18,102       7.39       3.17
Card processing
 fees, net          9,340      8,792     15,456      65.48      75.80
Foreign
 exchange
 gains, net         6,958      8,344      8,294      19.20      (0.60)
Brokerage
 commissions and
 fees               8,412      8,297      8,023      (4.62)     (3.30)
Merchant
 banking  fees      6,191      7,467      7,714      24.60       3.31
Securities
 gains
 (losses), net      9,660      1,622         (4)       nm         nm
Gain on sale of
 Credit Card
 Portfolio              -          -     93,000        nm         nm
Other              18,647     20,485     34,954      87.45      70.63
                 --------- ---------- ----------
  Total
   noninterest
   income        $203,171   $211,205   $331,010      62.92%     56.72%
                 ========= ========== ==========

                   Noninterest Expense (Unaudited)

                                                  Percentage Change to
                   For the Three Months Ended      June 30, 2004 from
                 -------------------------------  --------------------
(Dollars in       June 30,  March 31,   June 30,   June 30,  March 31,
 thousands)         2003      2004       2004        2003      2004
---------------  --------- ---------- ----------  --------- ----------
Salaries and
 other
 compensation    $161,567   $170,430   $174,894       8.25%      2.62%
Employee
 benefits          37,362     48,993     42,703      14.30     (12.84)
                 --------- ---------- ----------
  Salaries and
   employee
   benefits       198,929    219,423    217,597       9.38      (0.83)
Net occupancy      32,866     31,582     32,173      (2.11)      1.87
Equipment          16,354     17,271     16,883       3.23      (2.25)
Communications     13,354     13,410     13,035      (2.39)     (2.80)
Software           10,849     12,995     12,908      18.98      (0.67)
Advertising and
 public relations   9,693      8,727     10,814      11.57      23.91
Professional
 services          13,566     11,303     10,290     (24.15)     (8.96)
Data processing     7,744      7,625      7,659      (1.10)      0.45
Intangible
 asset
 amortization       3,227      4,221      4,485      38.98       6.25
Foreclosed
 asset expense          -        519         17        nm         nm
Other              44,422     46,030     50,541      13.77       9.80
                 --------- ---------- ----------
  Total
   noninterest
   expense       $351,004   $373,106   $376,402       7.24%      0.88%
                 ========= ========== ==========

-------------------
nm = not meaningful


                              Exhibit 11





               UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 3) (1)
              ------------------------------------------


                    Noninterest Income (Unaudited)

                                                     Percentage Change
                                                            to
                        For the Three Months Ended     June 30, 2004
                                                            from
                       -----------------------------  ---------------
                          June    March      June     June     March
                           30,      31,       30,      30,       31,
(Dollars in
 thousands)               2003      2004      2004     2003    2004
 --------------------- --------- --------- ---------  ------- -------
 Service charges on
  deposit accounts      $77,942   $81,096   $90,031    15.51 % 11.02 %
 Trust and investment
  management fees        33,141    35,822    36,788    11.00    2.70
 Insurance commissions   16,024    21,735    18,652    16.40  (14.18)
 International
  commissions and fees   16,856    17,545    18,102     7.39    3.17
 Card processing fees,
  net                     9,340     8,792    15,456    65.48   75.80
 Foreign exchange
  gains, net              6,958     8,344     8,294    19.20   (0.60)
 Brokerage commissions
  and fees                8,412     8,297     8,023    (4.62)  (3.30)
 Merchant banking fees    6,191     7,467     7,714    24.60    3.31
 Securities gains                                       nm      nm
  (losses), net             647     1,622        (4)
 Other                   18,647    20,485    26,419    41.68   28.97
                       --------- --------- ---------
     Total noninterest
      income           $194,158  $211,205  $229,475    18.19 %  8.65 %
                       ========= ========= =========





                    Noninterest Expense (Unaudited)

                                                     Percentage Change
                                                             to
                        For the Three Months Ended      June 30, 2004
                                                            from
                       -----------------------------  ---------------
                          June     March     June      June    March
                           30,      31,       30,       30,     31,
 (Dollars in
  thousands)             2003       2004      2004     2003    2004
 --------------------- --------- --------- ---------  ------- -------
 Salaries and other
  compensation         $161,567  $170,430  $174,894     8.25 %  2.62 %
 Employee benefits       37,362    48,993    42,703    14.30  (12.84)
                       --------- --------- ---------
   Salaries and
    employee benefits   198,929   219,423   217,597     9.38   (0.83)
 Net occupancy           28,666    31,582    32,173    12.23    1.87
 Equipment               16,354    17,271    16,883     3.23   (2.25)
 Communications          13,354    13,410    13,035    (2.39)  (2.80)
 Software                10,849    12,995    12,908    18.98   (0.67)
 Advertising and public
  relations               9,693     8,727    10,814    11.57   23.91
 Professional services   13,566    11,303    10,290   (24.15)  (8.96)
 Data processing          7,744     7,625     7,659    (1.10)   0.45
 Intangible asset
  amortization            3,227     4,221     4,485    38.98    6.25
 Foreclosed asset                                       nm       nm
  expense                    --       519        17
 Other                   44,422    46,030    50,541    13.77    9.80
                       --------- --------- ---------
   Total noninterest
    expense            $346,804  $373,106  $376,402     8.53 %  0.88 %
                       ========= ========= =========

  nm = not meaningful


(1) See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.

                              Exhibit 12




               UnionBanCal Corporation and Subsidiaries

         On a Reported Earnings Basis (reference to exhibit 3)
           ------------------------------------------------


                    Noninterest Income (Unaudited)

                                                           Percentage
                                                            Change to
                                         For the Six     June 30, 2004
                                         Months Ended        from
                                       ------------------ ----------
                                       June 30,  June 30,    June 30,
 (Dollars in thousands)                  2003      2004        2003
 ------------------------------------- --------- --------  ---------
 Service charges on deposit accounts   $150,229  $171,127      13.91 %
 Trust and investment management fees    65,816    72,610      10.32
 Insurance commissions                   29,242    40,387      38.11
 International commissions and fees      32,201    35,647      10.70
 Card processing fees, net               19,022    24,248      27.47
 Foreign exchange gains, net             13,892    16,638      19.77
 Brokerage commissions and fees          17,066    16,320      (4.37)
 Merchant banking fees                   12,209    15,181      24.34
 Securities gains (losses), net           9,660     1,618     (83.25)
 Gain on sale of Credit Card Portfolio       --    93,000        nm
 Other                                   39,605    55,439      39.98
                                       --------- ---------
    Total noninterest income           $388,942  $542,215      39.41 %
                                       ========= =========





                    Noninterest Expense (Unaudited)

                                                          Percentage
                                                           Change to
                                         For the Six     June 30, 2004
                                         Months Ended          from
                                       -------------------- ----------
                                       June 30,   June 30,    June 30,
 (Dollars in thousands)                  2003      2004         2003
 ------------------------------------- --------- ---------  ---------
 Salaries and other compensation       $314,627  $345,324       9.76 %
 Employee benefits                       82,409    91,696      11.27
                                       --------- ---------
    Salaries and employee benefits      397,036   437,020      10.07
 Net occupancy                           60,502    63,755       5.38
 Equipment                               33,025    34,154       3.42
 Communications                          27,198    26,445      (2.77)
 Software                                22,925    25,903      12.99
 Professional services                   25,580    21,593     (15.59)
 Advertising and public relations        19,360    19,541       0.93
 Data processing                         16,228    15,284      (5.82)
 Intangible asset amortization            5,704     8,705      52.61
 Foreclosed asset expense                    51       536      nm
 Other                                   85,995    96,572      12.30
                                       --------- ---------
    Total noninterest expense          $693,604  $749,508       8.06 %
                                       ========= =========


  nm = not meaningful

                              Exhibit 13


               UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 4) (1)
      -----------------------------------------------------------


                    Noninterest Income (Unaudited)

                                                          Percentage
                                                           Change to
                                          For the Six    June 30, 2004
                                          Months Ended       from
                                      -------------------- -----------
                                       June 30,  June 30,   June 30,
 (Dollars in thousands)                  2003      2004       2003
 ----------------------               --------- ---------- -----------
 Service charges on deposit accounts   $150,229  $171,127    13.91 %
 Trust and investment management fees    65,816    72,610    10.32
 Insurance commissions                   29,242    40,387    38.11
 International commissions and fees      32,201    35,647    10.70
 Card processing fees, net               19,022    24,248    27.47
 Foreign exchange gains, net             13,892    16,638    19.77
 Brokerage commissions and fees          17,066    16,320    (4.37)
 Merchant banking fees                   12,209    15,181    24.34
 Securities gains, net                      647     1,618   150.08
 Other                                   39,605    46,904    18.43
                                      --------- ----------
     Total noninterest income          $379,929  $440,680    15.99 %
                                      ========= ==========





                    Noninterest Expense (Unaudited)

                                                          Percentage
                                                           Change to
                                          For the Six    June 30, 2004
                                          Months Ended         from
                                       -------------------  ----------
                                       June 30,   June 30,    June 30,
 (Dollars in thousands)                  2003      2004        2003
 ------------------------------------- --------- ---------  ---------
 Salaries and other compensation       $314,627  $345,324       9.76 %
 Employee benefits                       82,409    91,696      11.27
                                       --------- ---------
     Salaries and employee benefits     397,036   437,020      10.07
 Net occupancy                           56,302    63,755      13.24
 Equipment                               33,025    34,154       3.42
 Communications                          27,198    26,445      (2.77)
 Software                                22,925    25,903      12.99
 Professional services                   25,580    21,593     (15.59)
 Advertising and public relations        19,360    19,541       0.93
 Data processing                         16,228    15,284      (5.82)
 Intangible asset amortization            5,704     8,705      52.61
 Foreclosed asset expense                    51       536      nm
 Other                                   85,995    96,572      12.30
                                       --------- ---------
     Total noninterest expense         $689,404  $749,508       8.72 %
                                       ========= =========


  nm = not meaningful


(1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.


                              Exhibit 14



     CONTACT: UnionBanCal Corporation
              John A. Rice, Jr., 415-765-2998 (Investor Relations) Stephen L. Johnson, 415-765-3252 (Public Relations)
              Michelle R. Crandall, 415-765-2780 (Investor Relations)